General
New York Municipal
Bond Fund, Inc.


ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               General New York
                                                      Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for General New York Municipal Bond Fund, Inc. covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund achieved a total return of 9.74%.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 10.45% for the same period.(2) Additionally, for comparison, the Lipper New York Municipal Debt Funds category, in which the fund is reported, achieved an average total return of 9.64% for the same period.(2)

We attribute the fund's positive relative and absolute performance to a generally favorable environment for municipal bonds during the reporting period, which led to strong returns due to falling short-term interest rates and high levels of demand from investors seeking investment alternatives to a declining stock market.

What is the fund's investment approach?

The fund's goal is to seek a high level of federal and New York state and city tax-exempt income from a diversified portfolio of longer term municipal bonds. We also manage the fund to achieve a competitive total return, which includes both income and changes in share price.

In pursuing these objectives, we first attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide attractive yields. These bonds comprise the portfolio's long-term core position. We continually endeavor to identify maturity ranges that will provide the most favorable returns.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securi-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ties. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Declining interest rates in a slowing economy represented an important driver of the fund's performance during the reporting period. When the reporting period began, the economy had already begun showing signs of weakness. Capital spending by businesses had fallen off dramatically. Retail sales began to slow as consumers became less confident in the future. Also, the stock market continued to fall.

In this environment, the Federal Reserve Board (the "Fed") took steps to reverse the trend. In early January 2001, the Fed implemented the first of nine short-term interest-rate cuts, for a total reduction of 4.00 percentage points during the reporting period. In this declining interest-rate environment, yields of municipal bonds also fell. When bond yields fall, their prices rise, producing attractive levels of capital appreciation.

In addition, the market was positively influenced by supply-and-demand factors. Although the supply of new securities from New York issuers rose compared to the 12-month period one year ago, demand for high quality, tax-exempt securities surged from New York residents seeking investment alternatives to a declining stock market.

However, New York tax-exempt bonds were hard-hit in the wake of the September 11 terrorist attacks. Adverse economic repercussions were especially severe in New York's financial district, where many companies lost employees, offices and technological infrastructure. Investors also became concerned that job losses would accelerate and tourism revenues would plunge. At this point, the long-term impact of September 11 on the New York municipal market remains unclear.

After interest rates fell to historically low levels and the municipal bond market rallied strongly, we adopted a more conservative posture. Accordingly, during the second half of the reporting period, we primarily emphasized income-oriented bonds selling at modest premiums and featuring protection from early redemption by their issuers. This shift to a more defensive approach proved beneficial when income-oriented securities performed well. Our yield enhancement strategies also added value as the yield differences between short- and long-term bonds widened.

What is the fund's current strategy?

Again, while it is too early to accurately assess the long-term effects of September 11, we believe that the terrorism-related dislocations in the New York municipal bond market have, to a great extent, been factored into the market. Nonetheless, recovery will take time, and we urge shareholders to exercise patience in this uncertain climate.

We intend to continue to manage the portfolio conservatively, with an eye toward maintaining its income stream in a low interest-rate environment. We have also attempted to protect the fund from volatility at the long end of the maturity spectrum. Accordingly, we have emphasized income-oriented bonds in the 20-year and lower maturity range, where yields begin to level off. We have also improved the fund's credit quality, moving out of lower rated bonds and focusing on those rated single-A or better.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE
Exhibit A
Comparison of change in value of $10,000 investment in General New York Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 10/31/01

                                                    1 Year                          5 Years                       10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                 9.74%                           6.01%                          6.57%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE GENERAL NEW YORK MUNICIPAL BOND FUND, INC. ON 10/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.






STATEMENT OF INVESTMENTS


October 31, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.1%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--91.4%

Albany Industrial Development Agency:

   IDR (Hampton Plaza Project) 6.25%, 3/15/2018                                               5,600,000                5,742,688

   LR:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      3,035,000                3,122,135

      (New York State Department of Health Building Project)

         7.25%, 10/1/2010                                                                     1,710,000                1,316,700

Cohoes Industrial Development Agency, IDR

   (Norlite Corp. Project) 6.75%, 5/1/2009

   (LOC; Dresdner Bank, Prerefunded 5/1/2002)                                                 2,400,000  (a)           2,501,184

Erie County Asset Securitization Corp.

   6.50%, 7/15/2032                                                                           3,500,000                3,802,785

Franklin County Solid Waste Management Authority,

   Solid Waste Systems Revenue 6.125%, 6/1/2009                                               1,350,000                1,364,229

Huntington Housing Authority,

   Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 6%, 5/1/2029                                             1,370,000                1,217,903

Islip Resource Recovery Agency, RRR

   6.125%, 7/1/2013 (Insured; AMBAC)                                                          1,425,000                1,554,732

Metropolitan Transportation Authority,

   Transit Facilities Revenue:

      7.591%, 7/1/2014 (Insured; FSA)                                                         2,000,000  (b,c)         2,229,240

      6%, 7/1/2016 (Insured; FSA)                                                             5,000,000                5,476,600

      6.50%, 7/1/2018 (Insured; FGIC)

         (Prerefunded 7/1/2002)                                                               2,000,000  (a)           2,099,600

New York City:

   6.375%, 8/15/2012                                                                          2,670,000                2,990,186

   5.875%, 8/15/2013                                                                          3,300,000                3,551,757

   5.25%, 8/1/2015                                                                            2,000,000                2,082,720

   5.25%, 8/1/2016 (Insured; MBIA)                                                                5,000                    5,202

   7.725%, 8/1/2016                                                                           3,250,000  (b,c)         3,513,120

   6%, 8/1/2016                                                                               4,000,000                4,387,840

   5.875%, 8/15/2016                                                                          2,715,000                2,888,163

   6%, 5/15/2020                                                                              3,000,000                3,251,070

New York City Industrial Development Agency:

  Civic Facility Revenue:

      (College of Aeronautics Project) 5.50%, 5/1/2028                                        1,600,000                1,524,016

      (YMCA of Greater New York Project)

         5.80%, 8/1/2016                                                                      1,900,000                1,953,029

   IDR:

      (Brooklyn Navy Yard) 5.75%, 10/1/2036                                                   1,970,000                1,973,979

      (LaGuardia Association LP Project) 6%, 11/1/2028                                        3,790,000                3,370,599

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue:

      5.50%, 6/15/2023                                                                        2,000,000                2,041,600

      5.75%, 6/15/2031 (Insured; FGIC)                                                        2,000,000                2,136,380

New York City Transitional Finance Authority,

   Future Tax Secured Revenue 6%, 11/15/2013                                                  3,000,000                3,448,200

State of New York 5.70%, 3/15/2013                                                            2,000,000                2,222,360

New York Counties Tobacco Trust II, Tobacco

   Settlement Pass Through 5.625%, 6/1/2035                                                   2,000,000                2,043,100

New York State Dormitory Authority, Revenues:

  Consolidated City University Systems:

      5.35%, 7/1/2009 (Insured; FGIC)                                                         3,000,000                3,300,030

      5.75%, 7/1/2013                                                                        10,005,000               11,477,936

      5.625%, 7/1/2016                                                                        2,500,000                2,795,125

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,205,560

      5.75%, 7/1/2018                                                                         2,500,000                2,808,575

      6.30%, 7/1/2024 (Insured; AMBAC)

         (Prerefunded 7/1/2004)                                                               2,800,000  (a)           3,141,824

   Department of Health:

      5.75%, 7/1/2017                                                                         5,240,000                5,596,582

      (Roswell Park Cancer)

         6.625%, 7/1/2024 (Prerefunded 7/1/2005)                                              2,700,000  (a)           3,134,484

   (Lenox Hills Hospital Obligated Group)

      5.50%, 7/1/2030                                                                         1,000,000                1,017,280

   (Manhattan College) 5.50%, 7/1/2016                                                        2,000,000                2,156,000

   (Miriam Osborne Memorial Home)

      6.875%, 7/1/2019 (Insured; ACA)                                                         1,475,000                1,697,401

   (Mount Sinai School of Medicine)

      5.15%, 7/1/2024 (Insured; MBIA)                                                         3,765,000                3,926,970

   (New York University)

      5.50%, 7/1/2040 (Insured; AMBAC)                                                        3,500,000                3,889,970

   Secured Hospital (New York Downtown Hospital)

      5.30%, 2/15/2020 (Insured; MBIA)                                                        5,000,000                5,121,850

   State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,060,000                2,357,958

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   3,825,000  (a)           4,346,424

      5.50%, 5/15/2026 (Insured; MBIA)                                                        2,000,000                2,068,100

New York State Energy Research and Development Authority,

   Revenue:

      Electric Facilities (Long Island Lighting Co.)

         5.30%, 11/1/2023                                                                     1,600,000                1,594,448

      Facilities (Consolidated Edison Co. of New York, Inc.

         Project) 6.375%, 12/1/2027 (Insured; MBIA)                                           5,000,000                5,056,200


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and Development Authority,

  Revenue (continued):

    Gas Facilities Revenue (Brooklyn Union Gas Co. Project)

         6.368%, 4/1/2020                                                                     5,000,000                5,481,850

New York State Environmental Facilities Corp.

   PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                         5,200,000                5,508,048

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 11/1/2007                                                            6,000,000                6,615,960

   (Housing Mortgage Project)

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,965,000                2,105,812

   (LooseStrife Fields Apartments and Fairway Manor)

      6.75%, 11/15/2036 (Insured; FHA)                                                        5,815,000                6,141,687

   Service Contract Obligation:

      6%, 9/15/2016                                                                           6,905,000                7,478,598

      6%, 9/15/2016 (Prerefunded 9/15/2006)                                                   1,770,000  (a)           2,041,058

      5.50%, 9/15/2018                                                                        2,000,000                2,085,700

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             5,000,000                5,548,450

New York State Medical Care Facilities Finance Agency:

  Hospital & Nursing Home Insured Mortgage Revenue:

      6.125%, 2/15/2015                                                                       5,170,000                5,572,174

      6.125%, 2/15/2015 (Insured; MBIA)                                                       4,000,000                4,303,440

   (Mental Health Services Facilities Improvement)

      6.25%, 8/15/2018

      (Insured; AMBAC) (Prerefunded 2/15/2002)                                                2,000,000  (a)           2,064,420

   (Sisters of Charity Hospital)

      6.625%, 11/1/2018 (Insured; AMBAC)                                                      2,000,000                2,071,160

New York State Mortgage Agency, Homeowner Revenue:

   6%, 4/1/2017                                                                               2,000,000                2,127,660

   6.60%, 10/1/2019                                                                           3,500,000                3,710,910

   6.05%, 4/1/2026                                                                            4,355,000                4,575,363

   6.40%, 4/1/2027                                                                            3,755,000                4,001,028

   5.95%, 4/1/2030                                                                            3,445,000                3,592,136

New York State Thruway Authority, Service Contract Revenue,

  Local Highway and Bridge:

      6%, 4/1/2012                                                                            3,195,000                3,593,225

      6.25%, 4/1/2014 (Prerefunded 4/1/2005)                                                  2,000,000  (a)           2,279,060

      5.75%, 4/1/2016                                                                         4,950,000                5,302,242

      5.75%, 4/1/2019                                                                         2,000,000                2,155,380

   Highway and Bridge Trust Fund:

      5.50%, 4/1/2015 (Insured; FGIC)                                                         1,190,000                1,305,121

      5.50%, 4/1/2016 (Insured; FGIC)                                                         1,225,000                1,333,584

                                                                                                                       The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Urban Development Corp.,

  Correctional Facilities Revenue:

      5.50%, 1/1/2014                                                                         3,000,000                3,336,600

      5.50%, 1/1/2014 (Insured; FSA)                                                          3,000,000                3,357,750

      5.375%, 1/1/2015 (Insured; FSA)                                                         3,000,000                3,147,210

      5.50%, 1/1/2025                                                                         3,000,000                3,083,010

Newburgh Industrial Development Agency, IDR

  (Bourne and Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                    1,000,000                1,029,020

      5.75%, 2/1/2032 (Guaranteed; SONYMA)                                                    1,535,000                1,585,486

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          1,500,000                1,544,910

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   6.125%, 4/1/2014 (Insured; AMBAC)                                                          2,700,000                2,902,284

North Country Development Authority, Solid Waste

  Management System Revenue

   6%, 5/15/2015 (Insured; FSA)                                                               2,260,000                2,644,810

Onondaga County Industrial Development Agency,

  Sewer Facilities Revenue

   (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024                                        4,000,000                4,466,920

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glenn Arden Inc. Project) 5.625%, 1/1/2018                                                1,000,000                  902,960

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)                                                           7,160,000                7,604,421

   6.25%, 1/15/2027 (Insured; AMBAC)                                                          2,000,000                2,025,280

   4.375%, 10/1/2033 (Insured; FGIC)                                                          2,000,000                1,771,160

   Special Obligation Revenue

      (Special Project-JFK International Air Terminal)

      6.25%, 12/1/2013 (Insured; MBIA)                                                        5,000,000                5,857,000

Rensselaer County Industrial Development Agency, IDR

   (Albany International Corp.) 7.55%, 6/1/2007                                               4,000,000                4,692,480

Triborough Bridge and Tunnel Authority,

  General Purpose Revenue:

      6.125%, 1/1/2021                                                                        5,000,000                5,854,900

      5.50%, 1/1/2030                                                                         2,000,000                2,079,140

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000                2,490,840

TSASC Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,000,000                4,294,160


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Ulster County Industrial Development Agency, Civic

  Facility (Benedictine Hospital Project)

   6.45%, 6/1/2024                                                                            1,950,000                1,767,753

Yonkers Industrial Development Agency, Civic Facility

  Revenue (Saint Joseph Hospital of Yonkers)

   5.90%, 3/1/2008                                                                            3,900,000                3,559,803

U.S. RELATED--8.6%

Children's Trust Fund of Puerto Rico, Revenue

   6%, 7/1/2026                                                                               2,695,000                2,895,212

Guam Economic Development Authority, Tobacco

   Settlement, Asset Backed 5.50%, 5/15/2041                                                    750,000                  773,280

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2015 (Insured; FSA)                                                                25,000                   28,282

   8.109%, 7/1/2015                                                                           3,800,000  (b,c)         4,797,804

Puerto Rico Electric Power Authority, Power Revenue:

   5.40%, 7/1/2013 (Insured; MBIA)                                                            3,700,000                4,014,463

   5.625%, 7/1/2019 (Insured; FSA)                                                            3,000,000                3,265,830

   5.929%, 7/1/2023 (Prerefunded 7/1/2002)                                                    2,000,000  (a)           2,080,700

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      5.75%, 7/1/2019 (Insured; MBIA)                                                         2,420,000                2,666,985

      6%, 7/1/2039                                                                            6,500,000                7,299,305

Puerto Rico Infrastructure Financing Authority

   5.50%, 10/1/2032                                                                           1,500,000                1,594,185

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $309,502,399)                                                                                               331,911,843
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.4%
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

New York City Transitional Finance Authority,

  Future Tax Secured Revenue, VRDN 2.05%

   (cost $4,800,000)                                                                          4,800,000  (d)           4,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $314,302,399)                                                                            98.5%              336,711,843

CASH AND RECEIVABLES (NET)                                                                         1.5%                5,000,901

NET ASSETS                                                                                         100%              341,712,744

                                                                                                                      The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access                LR                  Lease Revenue

AMBAC               American Municipal Bond                MBIA                Municipal Bond Investors Assurance
                          Assurance Corporation                                Insurance Corporation

FGIC                Financial Guaranty Insurance           PCR                 Pollution Control Revenue
                          Company

FHA                 Federal Housing Administration         RRR                 Resource Recovery Revenue

FSA                 Financial Security Assurance           SONYMA              State of New York Mortgage
                                                                                     Association

IDR                 Industrial Development Revenue         SWDR                Solid Waste Development Revenue


LOC                 Letter of Credit                       VRDN                Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              48.3

AA                               Aa                              AA                                               25.4

A                                A                               A                                                16.1

BBB                              Baa                             BBB                                               2.5

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     7.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31,
     2001, THESE SECURITIES AMOUNTED TO $10,540,164 OR 3.1% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         314,302,399   336,711,843

Interest receivable                                                 5,410,235

Prepaid expenses                                                        9,570

                                                                  342,131,648
------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         261,750

Cash overdraft due to Custodian                                        51,274

Accrued expenses                                                      105,880

                                                                      418,904
------------------------------------------------------------------------------

NET ASSETS ($)                                                    341,712,744
------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   320,163,169

Accumulated net realized gain (loss) on investments                  (859,869)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                            22,409,444
------------------------------------------------------------------------------

NET ASSETS ($)                                                    341,712,744
------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)    17,002,401

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($) 20.10

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    18,787,844

EXPENSES:

Management fee--Note 3(a)                                            2,026,533

Shareholder servicing costs--Note 3(b)                                 840,093

Professional fees                                                       49,572

Custodian fees                                                          34,526

Prospectus and shareholders' reports                                    14,695

Registration fees                                                        8,718

Directors' fees and expenses--Note 3(c)                                  3,442

Loan commitment fees--Note 2                                             3,252

Miscellaneous                                                           18,299

TOTAL EXPENSES                                                       2,999,130

INVESTMENT INCOME--NET                                              15,788,714
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,475,712

Net unrealized appreciation (depreciation) on investments           14,098,761

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              15,574,473

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                31,363,187

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,788,714          16,535,171

Net realized gain (loss) on investments         1,475,712          (2,333,377)

Net unrealized appreciation
   (depreciation) on investments               14,098,761          12,476,350

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   31,363,187          26,678,144
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (15,788,714)        (16,632,253)

Net realized gain on investments                  (10,285)           (727,958)

TOTAL DIVIDENDS                               (15,798,999)        (17,360,211)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  46,361,305          46,362,559

Dividends reinvested                           11,012,207          12,139,294

Cost of shares redeemed                       (61,115,716)        (98,474,560)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (3,742,204)        (39,972,707)

TOTAL INCREASE (DECREASE) IN NET ASSETS        11,821,984         (30,654,774)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           329,890,760          360,545,534

END OF PERIOD                                 341,712,744          329,890,760
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,343,616            2,481,701

Shares issued for dividends reinvested            556,504              646,977

Shares redeemed                                (3,085,993)          (5,268,865)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (185,873)          (2,140,187)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.19          18.65          20.66          20.20         19.66

Investment Operations:

Investment income--net                                            .92            .94            .94            .96           .98

Net realized and unrealized

   gain (loss) on investments                                     .91            .58          (1.77)           .65           .66

Total from Investment Operations                                 1.83           1.52           (.83)          1.61          1.64

Distributions:

Dividends from investment
   income--net                                                   (.92)          (.94)          (.93)          (.96)         (.98)

Dividends from net realized
   gain on investments                                           (.00)(a)       (.04)          (.25)          (.19)         (.12)

Total Distributions                                              (.92)          (.98)         (1.18)         (1.15)        (1.10)

Net asset value, end of period                                  20.10          19.19          18.65          20.66         20.20
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.74           8.36          (4.16)          8.14          8.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                             .89            .91            .92            .90           .91

Ratio of net investment income

   to average net assets                                         4.67           4.96           4.72           4.70          4.98

Portfolio Turnover Rate                                         17.77          18.98          32.53          32.96         66.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         341,713        329,891        360,546        293,231       304,958

(A) AMOUT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective November 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $878,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended October 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund. The Plan provides payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, such aggregate amount not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended October 31, 2001, the fund was charged $677,220 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $105,574 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended
October 31, 2001, redemption fees charged and retained by the fund amounted to $4,688.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $58,832,491 and $68,648,176, respectively.

At  October 31, 2001, accumulated net unrealized appreciation on investments was
$22,409,444,   consisting  of  $24,605,240  gross  unrealized  appreciation  and
$2,195,796 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors General New York Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General New York Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Bond Fund, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                    [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
December 7, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended October 31, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

NOTES

                    For More Information

                        General New York
                        Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  949AR1001